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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 15, 2003

FINGERHUT MASTER TRUST
FINGERHUT RECEIVABLES, INC.
(Originator of the Fingerhut Master Trust)
 (Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	333-45599 and 333-45611 (Commission File Number)	41-1783128 (IRS Employer Identification No.)

101 Convention Center Drive Suite 850-17A Las Vegas, Nv. 89109
(Address of principal executive offices)

(702) 949-5514
(Registrant's telephone number, including area code)

FINGERHUT RECEIVABLES, INC.

Current Report on Form 8-K

Item 7. Financial Statements and Exhibits

        Ex. 20.a    Series 1998-2 July Certificateholders' Statement

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINGERHUT RECEIVABLES, INC.
By:	/s/ J.PAUL WHITEHEAD, III
Name:	J.Paul Whitehead, III
Title:	Treasurer and Secretary

Dated: August 15, 2003

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  Item 7. Financial Statements and Exhibits
SIGNATURE